Exhibit 10.21

FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement is entered into as of January 31, 2019 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), DIGITAL GLOBE SERVICES INC. (“Digital”), TELSATONLINE, INC. (“TelSat”), DGS EDU, LLC (“DGS”) and 7 DEGREES LLC (“7 Degrees”).

RECITALS

Digital, TelSat, DGS, and 7 Degrees (individually and collectively referred to herein as “Borrower”) and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2015 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 31, 2016, that certain Second Amendment to Loan and Security Agreement dated as of June 2, 2017, that certain Third Amendment to Loan and Security Agreement entered into on November 27, 2017 and that certain Fourth Amendment to Loan and Security Agreement dated as of August 6, 2018 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Capitalized terms used without definition herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.	The following definitions are added to Section 1.1 of the Agreement in alphabetical order:

“DGS Sale Agreement” means that certain Membership Interest Purchase Agreement by and between J2Media Ventures, LLC, a Wyoming limited liability company, (“Buyer”) and Digital dated as of February 1, 2019.

“DGS Sale Note” means that certain promissory note in the original principal amount of $187,500 issued by Buyer to Digital pursuant to the DGS Sale Agreement.

2.           Notwithstanding the prohibitions set forth in Section 7.1 and 7.2 of the Agreement, Bank consents to the sale and disposition of the equity interests of DGS owned by Digital pursuant to the DGS Sale Agreement, and Bank acknowledges and agrees that, effective on the “Closing” as defined in the DGS Sale Agreement, (i) DGS shall no longer be deemed a Borrower under the Agreement and other Loan Documents and (ii) DGS is released from any Obligations under the Loan Documents, and (iii) Bank releases its security interest on the Collateral owned by DGS.

3.           Notwithstanding the prohibitions set forth in Section 7.7 of the Agreement, Bank consents to Borrower’s acquisition of the DGS Sale Note, and such Investment shall constitute a “Permitted Investment” under the Agreement.

4.           Borrowers acknowledge and agree that all proceeds payable to Digital pursuant to the DGS Sale Agreement and DGS Sale Note constitute Collateral under the Agreement. Parent, TelSat and 7 Degrees acknowledge and agree that the release of DGS from being a Borrower under the Loan Agreement does not in any way obviate, limit or impair the obligations of such Borrower under the Agreement, and each hereby affirm that following the Closing, they remain as joint and several obligors under the Agreement and all other Loan Documents.

5.	Section 9.2(b) of the Agreement is amended and restated in its entirety to read as follows:

(b) notify all account debtors with respect to the Accounts to pay Bank directly and notify any other debtors of a Borrower to pay any obligations owing to a Borrower by such debtor to Bank directly (including with respect to the DGS Sale Note);

6.           Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrowers shall deliver all original signed documents promptly following execution.

9.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)        the original signed Amendment duly executed by Borrowers;

(b)        copies of the executed DGS Sale Agreement and DGS Sale Note, which shall be substantially similar form as the drafts provided to Bank prior to the date hereof;

(c)        payment of an amendment fee in the amount of $1,500 plus all Bank Expenses incurred through the date hereof; and

(d)        such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DIGITAL GLOBE SERVICES INC.

By:	/s/ Jeffrey Cox

Name:	Jeffrey Cox

Title:	President

TELSATONLINE, INC.

By:	/s/ Jeffrey Cox

Name:	Jeffrey Cox

Title:	President

DGS EDU, LLC

By:	/s/ Jeffrey Cox

Name:	Jeffrey Cox

Title:	President

7 DEGREES, LLC

By:	/s/ Michael Darwal

Name:	Michael Darwal

Title:	President

HERITAGE BANK OF COMMERCE

By:	/s/ Karla Schrader

Name:	Karla Schrader

Title:	VP